Exhibit 10.69
CONSENT AND AMENDMENT NO. 1
TO CREDIT AGREEMENT
          THIS CONSENT AND AMENDMENT NO. 1 CREDIT AGREEMENT (this “Amendment”) is entered into as of April 29, 2010, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, “Agent”) and NAVARRE CORPORATION, a Minnesota corporation (“Borrower”).
          WHEREAS, Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of November 12, 2009 (as amended, modified or supplemented from time to time, the “Credit Agreement”);
          WHEREAS, Borrower, Agent and Lenders are parties to that certain Consent Under Credit Agreement dated as of January 22, 2010 (the “January Consent”);
          WHEREAS, under the January Consent, Agent and Lenders consented to the formation of Navarre Distribution Services ULC, an unlimited liability company established under the laws of the Province of British Columbia (the “Canada Subsidiary”), but prohibited the Canadian Subsidiary from engaging in any business activity apart from becoming a party to a warehouse lease in the Toronto area absent the further written consent of Agent and Lenders;
          WHEREAS, Borrower has requested that Agent and Lenders consent to the commencement of the business operations of the Canadian Subsidiary, and Agent and Lenders have agreed to the foregoing subject to the terms and conditions contained herein; and
          WHEREAS, in connection with the foregoing, Borrower, Agent and Lenders have agreed to amend the Credit Agreement in certain respects;
          NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.
          2. Consent. Subject to the satisfaction of the conditions set forth in Section 7 below and in reliance upon the representations and warranties of Borrower set forth in Section 8 below, Agent and Lenders hereby consent to the conduct of distribution business operations by the Canadian Subsidiary consistent with the description of the nature of the business of Borrower and its Subsidiaries described on Schedule 6.6 of the Credit Agreement that is currently conducted by Navarre Distribution Services, Inc. This is a limited consent and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy that

Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          3. Amendments to Credit Agreement: In reliance upon the representations and warranties of Borrower set forth in Section 8 below, the Credit Agreement is hereby amended in the following respects:
          (a) Article 6 of the Credit Agreement is amended by adding the following new Section 6.16 thereto:
          6.16. Symantec Inventory and Navarre Distribution Canada.
     Permit Navarre Distribution Canada to directly purchase any Inventory from Symantec Corporation or to otherwise acquire title to any Inventory produced by Symantec Corporation (other than acquiring title at the moment of sale of such Inventory to a customer of Navarre Distribution Canada from Navarre Distribution Services, Inc. immediately prior to such title passing to such customer) unless a joinder in form and substance acceptable to Agent adding Navarre Distribution Canada as a party to the Symantec Intercreditor Agreement has been executed and delivered by each party thereto.
          (b) Schedule 1.1 of the Credit Agreement is amended by adding the defined term “Navarre Distribution Canada” thereto in its appropriate alphabetical order as follows:
     “Navarre Distribution Canada” means Navarre Distribution Services ULC, an unlimited liability company established under the laws of the Province of British Columbia.
          (c) Schedule 1.1 of the Credit Agreement is amended by amending the defined term “Eligible Accounts” set forth therein by (i) adding the parenthetical “(excluding Accounts created by Navarre Distribution Canada)” following the phrase “those Accounts created by a Loan Party” set forth in the first paragraph of such definition, (ii) deleting the word “or” following the first clause (p) of such definition, (iii) changing the lettering of the second clause (p) of such definition to clause “(q)”, (iv) deleting the period at the end of clause (q) of such definition, (v) adding “, or” to the end of clause (q) of such definition, and (vi) adding the following new clause (r) to such definition:.
          (r) Accounts owing to Navarre Distribution Canada.
          (d) Schedule 1.1 of the Credit Agreement is amended by amending the defined term “Eligible Inventory” set forth therein by (i) adding the parenthetical “(excluding the Inventory of Navarre Distribution Canada)” following the phrase “Inventory consisting of first qualify finished goods held for sale in the ordinary course of the Loan Parties’ business” set forth in the first paragraph of such definition, (ii) deleting the word “or” following clause (l) of such definition, (iii) deleting the period at the end of clause (m) of such definition, (iv) adding “, or” to the end of (m) of such definition, and (v) adding the following new clause (n) to such definition:
          (m) it is Inventory of Navarre Distribution Canada.

          (e) The following Schedules to the Credit Agreement are amended and restated in their entirety as set forth on Exhibit A to this Amendment: Schedule 4.1(c) (Capitalization of Borrower’s Subsidiaries); Schedule 4.6(a) (Official Name and Jurisdiction of Organization); Schedule 4.6(b) (Chief Executive Officers); Schedule 4.6(c) (Organizational Identification Numbers); and Schedule 4.30 (Locations of Inventory and Equipment).
          4. Acknowledgment. The Borrower hereby acknowledges and agrees that under no circumstances shall any assets of the Canada Subsidiary constitute Eligible Accounts or Eligible Inventory under the Credit Agreement unless and until the Credit Agreement is amended to the contrary, and that Agent and Lenders shall be under no obligation to include any assets of the Canada Subsidiary in the Borrowing Base under the Credit Agreement unless and until the Credit Agreement is amended to the contrary and Agent has completed its due diligence with respect to the Canada Subsidiary and its assets, the results of which are satisfactory to Agent.
          5. Continuing Effect. Except as expressly set forth in Section 2 and Section 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.
          6. Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.
          7. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:
          (a) Agent shall have received a fully executed copy of this Amendment (along with the Consent and Reaffirmation attached hereto) and each of the additional documents, instruments and agreements listed on the Closing Checklist attached hereto as Exhibit B, each in form and substance acceptable to Agent, together with such other documents, agreements and instruments as Agent may require or reasonably request; and
          (b) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
          8. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:

          (a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);
          (b) No Default or Event of Default has occurred and is continuing; and
          (c) This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.
          9. Miscellaneous.
          (a) Expenses. Borrower agrees to pay on demand all Lender Group Expenses of Agent (including, without limitation, the fees and expenses of US and Canada outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.
          (b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.
          (c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
          10. Release.
          (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each Guarantor (by its execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, any Guarantor or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.
          (b) Each of Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
          (c) Each of Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

NAVARRE CORPORATION, a Minnesota corporation
By:	/s/ J. Reid Porter
Title: Executive Vide President and CFO

Signature Page to Consent Under Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as Agent and as a Lender
By:	/s/ Jonathan T. Boynton
Title: Vice President

Signature Page to Consent Under Credit Agreement

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender
By:	/s/ Vik Dewhnjin
Title: Vice President

Signature Page to Consent Under Credit Agreement

CONSENT AND REAFFIRMATION
          Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Consent and Amendment No. 1 to Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound by the terms of the Amendment, including Section 10 thereof; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Document to which any of the undersigned is a party and reaffirm that each such Loan Document is and shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.
          IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

NAVARRE DISTRIBUTION SERVICES, INC., a Minnesota corporation
By:
Title:

NAVARRE ONLINE FULFILLMENT SERVICES, INC., a Minnesota corporation
By:
Title:

ENCORE SOFTWARE, INC., a Minnesota Corporation
By:
Title:

Consent and Reaffirmation to Consent under Credit Agreement

FUNIMATION PRODUCTIONS, LTD., a Texas limited partnership
By:	Navarre CP, LLC, its General Partner

By:
Title:

ANIMEONLINE, LTD., a Texas limited partnership
By:	Navarre CS, LLC, its General Partner

By:
Title:

NAVARRE CP, LLC, a Minnesota limited liability company
By:
Title:

NAVARRE CLP, LLC, a Minnesota limited liability company
By:
Title:

NAVARRE CS, LLC, a Minnesota limited liability company
By:
Title:

FUNIMATION CHANNEL, INC., a Minnesota corporation
By:
Title:

Consent and Reaffirmation to Consent under Credit Agreement

BCI ECLIPSE COMPANY, LLC, a Minnesota limited liability company
By:
Title:

NAVARRE LOGISTICAL SERVICES, INC., a Minnesota corporation
By:
Title:

NAVARRE DIGITAL SERVICES, INC., a Minnesota corporation
By:
Title:

NAVARRE DISTRIBUTION SERVICES ULC, a British Columbia unlimited liability company
By:
Title:

Consent and Reaffirmation to Consent under Credit Agreement

EXHIBIT A
Certain Amended and Restated Schedules
See Attached.
Consent and Reaffirmation to Consent under Credit Agreement

EXHIBIT B
Closing Checklist
See Attached.
Consent and Reaffirmation to Consent under Credit Agreement